Exhibit 99.1

2008 HIGH YIELD BOND AND SYNDICATED LOAN CONFERENCE March 13, 2008

FORWARD-LOOKING STATEMENT Tronox makes certain forward-looking statements in this presentation that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of our management and on information currently available to our management at the time of such statements. Forward-looking statements include information concerning our possible or assumed future results or otherwise speak to future events and may be preceded by, followed by or otherwise include the words "believes," "will," "expects," "anticipates," "intends," "estimates," "projects," "target," "budget," "goal," "plans," "objective," "outlook," "should," or similar expressions. Any statements regarding possible commerciality, development plans, capacity expansions, future production rates, future cash flows and changes in any of the foregoing are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results or performance may differ materially from those expressed or implied in these forward-looking statements. Many of the factors that will determine these results and values are beyond our ability to control or predict. These factors include adverse changes in general economic conditions or in the markets we serve, changes in our business strategies, availability and pricing of raw materials, demand for consumer products for which our businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets (including changes in currency exchange rates), political or economic conditions in areas where we operate, trade and regulatory matters, the ability to generate cash flows or obtain financing to fund growth and the cost of such financing, and other factors and risks discussed herein, and in our forms 10-K and 10-Q, which are available on Tronox's website at www.tronox.com. Potential investors are cautioned not to put undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

TiO2 INDUSTRY OVERVIEW AND GLOBAL DEMAND

TRONOX - WHO WE ARE Global producer of TiO2 pigments § #3 TiO2 global producer § Over half of sales outside North America § Proprietary chloride process technology § Mining, beneficiation, production and sales § Vertically integrated Electrolytic chemicals (7.4% sales) Spin-off from Kerr-McGee in 2006 § TRX & TRX.B dual share class § Sales of $1.4 billion in 2007 § $266MM market cap § $485MM debt as of 12/31/07 § $751MM enterprise value

DuPont Millennium Tronox Huntsman Kronos Others East 0.22 0.14 0.12 0.1 0.1 0.32 GLOBAL TiO2 MARKET § Highly concentrated industry - top 5 producers account for ~68% of global sales § Changing supplier ownership § TiO2 moves freely around the world Global Industry Sales = 5.1 MM tonnes 22% 14% 12% 10% 10% 32% 2007 Global Market Share (Hexion) (Cristal) DuPont SCM Tronox Tioxide Kronos Others East 0.25 0.116 0.05 0.13 0.095 0.35 Global Industry Sales = 3.7 MM tonnes 25% 12% 5% 13% 10% 35% 1997 Global Market Share (Huntsman) (Millennium)

Coatings Plastics Paper & Specialty Huntsman Kronos Others East 0.69000000013148 0.22 0.09 0.11 0.11 0.28 DIVERSE GLOBAL PRESENCE § Consistent sales growth with top 10 customers for over ten years § Diversified customer base of approximately 1,100 customers in 100 countries § More than 45% of global volume under multi-year contracts § Diversified across coatings, plastics, paper and specialty end-markets Tronox 2007 Net Sales = $1.4 B 2007 TiO2 Sales Volume by End-Use Market Coatings Plastics Paper & Specialties Europe Americas Asia-Pacific 43% 30% Tronox Global Diversity 27%

TiO2 GLOBAL DEMAND Americas Europe Asia-Pacific East 0.283477546 0.36084529 0.355677165 2007 TiO2 Global Demand 5.1 MM Tonnes Americas Asia-Pacific Europe Source: Company Estimates § Strong growth outside U.S. keeping global TiO2 inventories at seasonal norms § Industry capacity utilization in low to mid 90s Region 2007 Year-over-Year % Change in Demand Americas - 3% Europe + 7% Asia + 10% Worldwide > 4.5%

TiO2 CONSUMPTION Source: Company Estimates and U.S. Government Population Statistics

Location M Tonnes Hamilton 225 Savannah 110 Kwinana 110 Botlek 90 Uerdingen (Sulfate) 107 Global Capacity 642 GLOBAL TiO2 OPERATIONS Nameplate Capacity (1) Multiple Global TiO2 Production Facilities Increases Flexibility to Quickly Respond to Changing Demand Sales & Technical Service (1) Reflects 100% of the production capacity of the Kwinana pigment plant, which is 50% owned by Tronox and 50% by the joint venture partner

Source: Census Bureau PPI Industrial Chemicals (1982 = 100) TiO2 Inputs PPI INDUSTRIAL CHEMICALS

TiO_2 PRICING ENVIRONMENT

Price Increases Announced

Region	7/01/07	10/01/07	1/15/08	4/01/08
Asia-Pacific	$100/mt	$100/mt	$150/mt	$120/mt
Europe	€ 80/mt	€100/mt		€100/mt
Middle East / Africa	$120/mt	$150/mt		$150/mt
North America	$0.05/lb	$0.06/lb	$0.06/lb	
Central / S. America	$100/mt	$130/mt	$130/mt	
Japan				33 Yen/kg

Market Fundamentals Support Higher Prices

- Global demand up ~3% - 4%
- Capacity utilization ~92% - 95%
- Inventory levels at seasonal norms

Increased Prices Required to Offset Rising Input Costs

- Caustic, chlorine, petroleum coke
- Freight costs
- Energy

TRONOX

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2008 OUTLOOK U.S. Economy and TiO2 Demand § TiO2 recessions typically lead U.S. recessions § Globalization of TiO2 business has dampened volatility § Continued strong demand in Asia and Europe will continue to provide an outlet for U.S. produced TiO2 § TiO2 global demand growth in 2008 estimated to be greater than 3% (40%) (30%) (20%) (10%) 0% 10% 20% 30% 40% 1980 1983 1986 1989 1992 1995 1998 2001 2004 2007 US Recession TiO2 Recession Q-over-Q TiO2 Delta

TRONOX STRATEGY

BUSINESS STRATEGY Portfolio Management Segmentation by application, region & customer with focus on margins Technology R&D, capital management, innovation & utilization, IT Manufacturing Excellence Maintenance, quality, up-time, safety Fixed & variable cost efficiencies Supply Chain Procurement, logistics, inventory, S&OP, cash-cash cycle Asset Management Improve asset turnover, land sales, brownfield / organic expansion, legacy sites Objective: Focus on Cash, Returns & Profit People Management Training / development, culture

2007 KEY ACTIONS TAKEN Debt Structure Reduced debt by $64MM to $485MM Cost Structure Reduced cash costs by $43MM through Project Cornerstone Product Pricing TiO2 - global price increases announced, working to implement ASAP Electrolytic - antidumping case for electrolytic manganese dioxide SG&A Restructuring reduced SG&A run rate to approximately $113MM - $116MM Environmental Working to mitigate liability across a number of fronts, including political support for GAO audit of EPA's cleanup of Manville, N.J. site Pension and Postretirement Reduced postretirement obligations by $93MM and reduced postretirement medical costs by $6MM in 2007, with $15MM cost reduction projected in 2008 Capital Expenditures Diligent management of capital dollars resulted in reduction of $9MM for 2007 Land Sales Obtained NFA and necessary municipal approvals for sale of various parcels in Henderson, Nev.

DEBT PAY DOWN $73MM Reduction in Term Loan Since IPO § $50MM accounts receivable securitization § $23MM free cash flow Outstanding Debt 12/31/07 2/28/08 Term Loan $127 $125 Australian debt 8 0 Senior Unsecured Notes 350 350 Revolver 0 53 Total $ 485 $528 2005 2006 2007 6/30/1905 195 190 147 127 ($MM) Term Loan $190 $127 2006 2007 Q4 Q3 $147 2007 Q4 $200 2005 Q4

CORNERSTONE EXECUTION Status Summary § Teams ahead of schedule § Adding $12MM in additional savings to our cash cost reduction target § Uerdingen efficiency project to add savings when process finalized § Capital reduction ahead of target Cash Cost Reductions $MM (Cumulative) $0 $15 $30 $45 $60 $75 $90 $105 $120 2006 2007 2008 2009 Savings to Date SG&A Op Costs Land Sales & Capital Program * Does not include 2,200-acre LandWell sales $MM (Cumulative) $0 $20 $40 $60 $80 $100 $120 $140 2006 2007 2008 2009 2010 Savings to Date Capital Add'l Land Sales* Inventory, Receivables & Payables

LAND SALES PROGRESS

100%-Owned Land Progress

Henderson Land Sales

- NFA received in January
- 53-acre parcel financing fell through for buyer
  - Pursuing other buyers at this time
- Closed on sale of smaller parcel (date of close)
  - Net proceeds ~$2MM

LandWell Interest Progress

LandWell 2,200-Acre Development

- Negotiations continue on bulk sale
- LandWell working to secure sales of commercial "neighborhoods"



LandWell Development

TRONOX

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ELECTROLYTIC $97MM $102MM $106MM Revenue Growth 14% Sodium Chlorate § Bleaching agent for pulp and paper § Strong growth achieved with zero capital Electrolytic Manganese Dioxide § Primary material in alkaline batteries § Antidumping progressing with U.S. Dept. of Commerce estimated margins of 133% China and 53% Australia Lithium Manganese Oxide § Advanced rechargeable battery material § Continuing to press market leadership, including launch of electric vehicle and laptop grades Boron: BCl3, Boron Powder § True specialty: semiconductor, pharmaceutical, defense and airbags § Continuing to exploit capacity base to grow share 16% (12%) '05 - 07 CAGR 16% 14%

ENVIRONMENTAL Environmental Strategy § Reserves down from $239MM at IPO to $189MM at end of 2007, receivables ~$68MM § Pursuing number of mitigation strategies to reduce and contain future liability Legacy Risk Mitigation Strategies § Reimbursements: DOE, DOD § Pursue PRPs § Insurance, land sales § Kerr-McGee/Anadarko Total Spend n $137 $121 $98 $85 $61 $57 $52 Reimbursements n (11) (10) (15) (50) (71) (38) (19) Net Pretax Spend $126 $111 $83 $35 ($10) $19 $33 $40 - $45 estimate Additions to the reserves may be required as additional information is obtained that enables Tronox to better estimate its liabilities, including any liabilities at sites now under review. -$100 -$50 $0 $50 $100 2001 2002 2003 2004 2005 2006 2007 2008 ($MM) Environmental Expenditures

2008 ACTIONS Debt Structure u Covenant amendments approved by lenders Cornerstone Reduce cash costs by $22MM through Project Cornerstone Decrease working capital Uerdingen efficiency study - final savings to be announced in Q2 Product Pricing TiO2 - implement TiO2 price increases Electrolytic - gain favorable ruling on electrolytic antidumping case for manganese dioxide SG&A Spending of $113MM - $116MM range, a reduction from IPO run rate of $139MM Environmental Continue pursuit of mitigation items Strategic Alternatives Evaluate all strategic options for business

AMENDED COVENANTS Leverage Ratios (debt/adj. EBITDA) New Leverage Ratios 2007 ^ 3.75 3/31/2008 4.45x 2008 ^ 3.50 6/30/2008 4.90x 2009 ^ 3.00 9/30/2008 4.90x 2010 ^ 2.50 12/31/2008 4.90x 2011 ^ 2.50 3/31/2009 4.50x 6/30/2009 4.35x 9/30/2009 3.90x 12/31/2009 3.50x Interest Coverage New Interest Coverage 2007 ^ 2.00x 3/31/2008 1.00x 2008 ^ 2.50x Q1 & Q2 ^ 3.00x Q3 & Q4 6/30/2008 1.00x 2009 ^ 4.00x 9/30/2008 0.80x 12/31/2008 0.80x 3/31/2009 1.25x 6/30/2009 1.25x 9/30/2009 1.75x 12/31/2009 1.75x Previous Covenants Amended Covenants § Proactively worked with banks to revise covenants § Provides flexibility § Assumed no land sales § Land sales will be upside § Adjusted EBITDA excludes non- cash charges including provision for environmental restoration and remediation

WORKING CAPITAL SEASONALITY TiO2 Industry Cyclical working capital needs due to coatings season demand Q1 & Q2 are typically the highest quarters of the year Q3 & Q4 tend to be the lower quarters of the year Tronox Manage working capital needs through use of revolver Continue to execute Cornerstone working capital reduction plans Year 1 Year 2

TRONOX FORWARD VIEW We believe in TiO2 industry § Based on history, TiO2 industry will lead out of U.S. downturn § We are realizing partial implementation of price increase announcements Proven track record of driving costs and working capital down Well positioned to meet global TiO2 future demands Land sales opportunities provide cash flow and debt reduction Mitigation strategies on legacy environmental issues are effective Continue to proactively pursue business development opportunities Current Enterprise Value: 33% of Replacement Value 4.5x LTM EBITDA 1.5x Book Value

2008 HIGH YIELD BOND AND SYNDICATED LOAN CONFERENCE March 13, 2008